SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A1


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) August 18, 2004

                            COLLEGE PARTNERSHIP, INC.
             (Exact name of registrant as specified in its charter)


     Nevada                        000-30323                     84-1416023
     ------                        ---------                     ----------
 State or other             Commission File Number         (IRS Employer ID No.)
jurisdiction of
 incorporation)


                            333 South Allison Parkway
                                    Suite 100
                            Lakewood, Colorado 80226
                            ------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 804-0155
                                 --------------
              (Registrant's telephone number, including area code)

Item 4.01  Change in Registrant's Certifying Accountant

     Effective August 18, 2004, the firm of Hein & Associates LLP ("Hein"), our independent accountant during the period from August 2001 to August 18, 2004, was dismissed. Our Board of Directors authorized this action. Hein had audited our financial statements for the fiscal years ended July 31, 2003 and 2002.

     In connection with the audit of our financial statements as of July 31, 2003 and 2002, and through the date of this Report, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Hein, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

     The audit report of Hein on our financial statements as of July 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. However, as disclosed in our Form 10-KSB for our fiscal year ended July 31, 2003, and our Form 10-QSB for the nine months ended April 30, 2004, Hein had concluded that we had a material weakness in our internal controls. This weakness was attributable to a lack of appropriate accounting staff and management information systems to support our timely reconciliation and review of accounts, resulting in a delay in our filings with the Securities and Exchange Commission. We have recognized this weakness in our internal controls, which we believed to have occurred as a result of a substantial growth in our revenues, the consolidation of accounting functions in Colorado and timing of extraction of data from our accounting system. In response to this recognition, we have hired new support staff, both temporary and permanent, and have implemented changes in our management information systems to improve the timeliness of our filings. While no assurances can be provided, we believe that with the actions we have taken to remedy this problem, we expect to be able to file future reports in a timely manner.

     We have requested that Hein furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated September 29, 2004, is filed as Exhibit 16.2 to this Form 8-K/A1.

     In addition, effective September 27, 2004, we retained the firm of Stonefield & Josephson, Inc. ("S&J") to audit our financial statement for our fiscal year ending July 31, 2004, and include such report as part of our annual report on Form 10-KSB for our fiscal year ending July 31, 2004. This change in independent accountants was approved by our Board of Directors. During the fiscal years ended July 31, 2003 and 2002, and the subsequent interim periods through September 27, 2004, we did not consult with S&J regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on our financial statements or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B .

Item 9.01.  Financial Statements and Exhibits.

(c).  Exhibits.

Number     Exhibit
------     -------

16.2       Letter from Hein & Associates LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2004

                                       COLLEGE PARTNERSHIP, INC.
                                       (Registrant)


                                       By:  s/John J. Grace
                                          -------------------------------------
                                          John J. Grace, Chief Financial Officer